[logo - American Funds/SM/]

The right choice for the long term/SM/

Limited Term Tax-Exempt Bond Fund of America

Taking the middle path

[photograph of a girl walking down a path]

Annual Report for the year ended July 31, 2001


Limited Term Tax-Exempt Bond Fund
of America/SM/

Limited Term Tax-Exempt Bond Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.
Limited Term Tax-Exempt Bond Fund of America seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2001 (the most recent calendar quarter):

                                                                         LIFETIME
                                               1 YEAR      5 YEARS      (SINCE 10/6/93)
CLASS A SHARES
Reflecting 3.75% maximum sales charge           +4.81%      +4.61%       +4.66%

Results for other share classes can be found on page 21.

Please see back cover for important information about other share classes.

The fund's 30-day yield for Class A shares as of August 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 3.45%. The fund's distribution rate for Class A shares as of that date was 3.84%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

A COMMON LINK: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,/SM/ of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


[begin sidebar]
All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the friends and families of the victims.
[end sidebar]

[photograph of a person's feet, walking on a path]


FELLOW SHAREHOLDERS:

The latest fiscal year was an especially good one for Limited Term Tax-Exempt Bond Fund of America and for the tax-exempt bond market in general. The fund continued to produce attractive tax-free income. In addition, continuing declines in interest rates and investor uncertainty about the stock market helped raise the value of many of the bonds in the fund's portfolio.

For the 12 months ended July 31, the fund's monthly dividends totaled 62 cents a share, all except one-tenth of one cent exempt from federal income taxes.

* If you took these dividends in cash, your tax-free income return was 4.3%.
* If you reinvested your dividends in additional fund shares, your tax-free income return was 4.4%.
* To match a 4.4% tax-free return, a shareholder in the top federal tax bracket of 39.1% would had to have earned 7.2% from a taxable investment.

The fund's share price rose to $15.08 on July 31 from $14.43 at the start of the reporting period. This gain (plus the total income return) produced a 9.0% total return for those who reinvested all their dividends.

Over the same period, the average total return for intermediate municipal bond funds tracked by Lipper Inc. was 8.6%. For the 12 months, the unmanaged Lehman Brothers 7-Year Municipal Bond Index (which reflects no expenses) gained 9.2% on a total return basis.

INVESTMENT STRATEGY

Intermediate municipal bond funds seek to produce much of the income of longer term municipal bonds but with less fluctuation in principal value. Limited Term Tax-Exempt Bond Fund of America takes an even more cautious approach to its investments. In an effort to conserve principal, the fund typically holds bonds with shorter maturities than most intermediate-term bond funds. (Generally, the longer a bond's maturity, the more its value tends to rise or fall in response to changes in interest rates.)

This cautious investment approach has enabled the fund to do well relative to most of its competitors during difficult periods. Over the long run, this has proven to be a greater advantage than the drawback of sometimes trailing in stronger markets. Throughout its lifetime, the fund has outpaced the average intermediate municipal bond fund (see comparative results on page 2).

ECONOMIC AND PORTFOLIO REVIEW

Bond prices rose through much of fiscal 2001 as the Federal Reserve Board took aggressive actions to avoid a recession. Since January 1, 2001, the Fed has lowered short-term interest rates eight times, twice after the end of the fiscal period. The current federal funds rate - the rate at which banks lend each other money overnight - stands at 3.0%, down sharply from the rate of 6.5% when the fiscal year began. This is the lowest level in seven years. The Federal Reserve's reduction in the shortest market interest rates brought interest rates down throughout the intermediate-term maturities in which our fund invests, thereby boosting prices.

The fund continues to maintain high credit quality. As of July 31, about two-thirds of the portfolio was rated in the top three categories - AAA, AA or A - by independent bond-rating services. The portfolio is well diversified, consisting of 194 debt issues from 42 states and territories. These investments cover a wide range of activities. The two largest areas of concentration are health care and electric utilities.

The fund's investments in health care debt have fared well this year after two years of sub-par results. Investors have begun to realize that many hospital and health care facility managers have become more seasoned and are doing a better job.

ADVANTAGES OF BOND FUNDS

We are often asked the advantages of investing in bond funds instead of individual bonds. We believe that there are at least three: diversification, research and reinvestment. Spreading the fund's portfolio over a wide variety of bonds can help protect shareholders should a single bond default or one sector suffer losses. Careful and continuous research - looking at each individual bond carefully, not just when purchased but on an ongoing basis - is crucial to building a strong fixed-income portfolio. Most individual bond investors can't get the information they need to make bond investment decisions by themselves.

Moreover, interest received on the fund's investments can be quickly reinvested in additional bonds; this advantage is not readily available to an individual investor. The resulting income flow can be reinvested to seek the best combination of yield and maturity for current market conditions.

In the past year, the number of shareholder accounts in Limited Term Tax-Exempt Bond Fund of America has increased by about 14%. We welcome our new shareholders and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

September 17, 2001

                                               1 YEAR       5 YEARS          LIFETIME*
                                               (TOTAL       (ANNUALIZED      (ANNUALIZED
                                               RETURN)      RETURN)          RETURN)

INVESTMENT HIGHLIGHTS
(for the periods ended July 31, 2001)

Limited Term Tax-Exempt Bond Fund of           +9.0%        +5.5%            +5.3%
America

Lehman Brothers 7-Year Municipal Bond          +9.2         +6.2             +5.6
Index

Lipper Intermediate Municipal Fund             +8.6         +5.4             +5.0
Average


*Since October 6, 1993.


THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its relatively short lifetime, at net asset value, Limited Term Tax-Exempt Bond Fund of America has done better than the average of all intermediate municipal bond funds tracked by Lipper Inc.

The chart shows the periods since the fund's inception on October 6, 1993 to July 31, 2001 with dividends reinvested.

[mountain chart]
AVERAGE ANNUAL COMPOUND RETURNS
with all distributions reinvested

periods ended 7/31/01

Class A shares

One Year                         +4.92%
Five Years                       +4.68%
Lifetime (since 10/6/93)         +4.77%

Assumes payment of the maximum sales charge at the beginning of the stated periods.

Date                   The fund at            The fund at net        Lehman Brothers        Lipper Intermediate
                       maximum sales charge*   asset value            7-Year                Municipal Fund
                                              (without any           Municipal Bond Index   Average
                                              sales charge)

10/6/93                $9,625                 $10,000                $10,000                $10,000

10/31/93               9,787                  10,171                 10,026                 10,000

1/31/94*               10,077                  10,472                 10,228                10,216

4/30/94                9,670                  10,049                 9,810                  9,761

7/31/94                9,826                  10,211                 9,979                  9,941

10/31/94               9,713                  10,094                 9,836                  9,764

1/31/95                9,830                  10,215                 10,024                 9,976

4/30/95                10,152                 10,550                 10,384                 10,312

7/31/95                10,460                 10,870                 10,786                 10,612

10/31/95               10,711                 11,131                 11,051                 10,888

1/31/96                10,942                 11,371                 11,341                 11,176

4/30/96                10,877                 11,304                 11,171                 11,007

7/31/96                11,024                 11,456                 11,333                 11,183

10/1/96                11,250                 11,691                 11,565                 11,403

1/31/97                11,376                 11,821                 11,764                 11,567

4/30/97                11,440                 11,888                 11,768                 11,602

7/31/97                11,901                12,368                 12,309                  12,112

10/31/97               12,003                 12,474                 12,424                 12,202

1/31/98                12,261                 12,741                 12,753                 12,518

4/30/98                12,255                 12,735                 12,691                 12,470

7/31/98                12,490                 12,979                 12,956                 12,711

10/31/98               12,783                 13,284                 13,342                 13,035

1/31/99                12,955                 13,463                 13,602                 13,259

4/30/99                12,940                 13,448                 13,553                 13,218

7/31/99                12,813                 13,315                 13,380                 13,015

10/31/99               12,738                 13,237                 13,343                 12,856

1/31/00                12,715                 13,214                 13,355                 12,849

4/30/00                12,874                 13,379                 13,548                 13,085

7/31/00                13,208                 13,726                 13,994                 13,451

10/31/00               13,435                 13,962                 14,254                 13,675

1/31/01                13,878                 14,422                 14,849                 14,181

4/30/01                13,995                 14,543                 14,844                 14,193

7/31/01                14,395/3/              14,959                 15,276/1/              14,603/2/


* For the period October 6, 1993 to July 31, 1994.

/1/ The index is unmanaged and does not reflect sales charges, commissions or expenses.

/2/ Calculated by Lipper Inc. The average does not reflect sales charges.

/3/ Results reflect payment of maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. No adjustment has been made for income or capital gain taxes.

Past results are not predictive of future results.


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

Limited Term Tax-Exempt Bond Fund of America is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS

More than 75% of the portfolio counselors who serve American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund/R/
EuroPacific Growth Fund/R/
The Growth Fund of America/R/
The New Economy Fund/R/
New Perspective Fund/R/
New World Fund/SM/
SMALLCAP World Fund/R/

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund/R/
Capital World Growth and Income Fund/SM/
Fundamental Investors/SM/
The Investment Company of America/R/
Washington Mutual Investors Fund/SM/

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder/R/
The Income Fund of America/R/

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund/R/

BOND FUNDS
Emphasis on current income through bonds
American High-Income Trust/SM/
The Bond Fund of America/SM/
Capital World Bond Fund/R/
Intermediate Bond Fund of America/R/
U.S. Government Securities Fund/SM/

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund/R/
Limited Term Tax-Exempt Bond Fund of America/SM/
The Tax-Exempt Bond Fund of America/R/

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California/R/
The Tax-Exempt Fund of Maryland/R/
The Tax-Exempt Fund of Virginia/R/

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America/R/
The Tax-Exempt Money Fund of America/SM/
The U.S. Treasury Money Fund of America/SM/

We also offer a full line of retirement plans and variable annuities.
For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our website at americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.


Investment Portfolio, July 31, 2001

[begin pie chart]
Texas (TX)                                                                              11.63%
Michigan (MI)                                                                            8.49%
Illinois (IL)                                                                            7.47%
California (CA)                                                                          7.23%
New York (NY)                                                                            7.10%
North Carolina (NC)                                                                      5.21%
Washington (WA)                                                                          4.42%
District of Columbia (DC)                                                                4.12%
Louisiana (LA)                                                                           3.51%
Pennsylvania (PA)                                                                        2.80%
Other states                                                                            33.30%
Cash & Equivalents                                                                       4.72%
[end pie chart]

                                                                                    Principal    Market
                                                                                       Amount     Value
                                                                                        (000)     (000)

Fixed-Income Securities  - 95.28%
Alabama  -  0.97%
Industrial Dev. Board of the City of Butler, Pollution                           $3,000         $  3,051
 Control Ref. Rev. Bonds (James River Project),
 Series 1993, 5.50% 2005


Alaska  -  1.73%
Industrial Dev. and Export Auth. Power Rev. Bonds
 (Snettisham Hydroelectric Project), First Series,
 AMBAC Insured, AMT:
 5.25% 2005                                                                         930              971
 5.25% 2005 (Escrowed to Maturity)                                                   70               74
Northern Tobacco Securitization Corp., Tobacco
 Settlement Asset-Backed Bonds, Series 2000:
 5.60% 2009                                                                       1,000            1,048
 5.60% 2010                                                                       1,000            1,048
Student Loan Corp., Student Loan Rev. Bonds,                                      2,140            2,277
 2000 Series A, AMT, AMBAC Insured, 5.65% 2010


Arizona  -  0.94%
Industrial Dev. Auth. of the County of Maricopa,                                  1,950            1,914
 Health Fac. Rev. Bonds (Catholic Healthcare West
 Project), 1998 Series A, 4.30% 2005
City of Phoenix, Senior Lien Street and Highway User                              1,000            1,038
 Rev. Ref. Bonds, Series 1993, 5.00% 2008


California  -  7.23%
Pollution Control Fncg. Auth., Solid Waste Disposal                               3,500            3,462
 Ref. Rev. Bonds (USA Waste Services, Inc. Project),
 Series 1998A, AMT, 5.10% 2018 (Put 2008) /1/
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment                                 4,000            4,025
 Communities, LP), Series 1998A-1, AMT, 5.05% 2025
 (Put 2008) /1/
 Cert. of Part. (Catholic Healthcare West Project),                                 915              966
 1999 Series A, 6.00% 2009
Association of Bay Area Governments:
 Fin. Auth. for Nonprofit Corps., Ref. Rev. Cert. Of
 Part. (Episcopal Homes Foundation), Series 1998:
  5.00% 2007                                                                      1,405            1,449
  5.00% 2008                                                                      2,455            2,521
 Fin. Auth. Taxable Rev. Ref. Cert. of Part. (American
 Baptist Homes of the West Facs. Project), Series 1997B:
  5.25% 2007                                                                        740              720
  5.50% 2007                                                                        915              878
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium
 of the Pacific Project), 1995 Series A:
 5.75% 2005 (Escrowed to Maturity)                                                3,500            3,819
 5.75% 2006 (Preref. 2005) /1/                                                      780              865
County of Los Angeles, Capital Asset Leasing Corp.,                                 695              721
 Cert. of Part. (Marina del Rey), 1993 Series A,
 6.25% 2003
Sacramento Cogeneration Auth., Cogeneration Project Rev.                          1,200            1,300
 Bonds (Procter & Gamble Project), 1995 Series, 7.00% 2004
City of Torrance, Hospital Rev. Bonds (Torrance Memorial
 Medical Center), Series 2001A:
 4.70% 2009                                                                       1,010            1,014
 4.80% 2010                                                                         940              945


Colorado  -  1.33%
Housing and Fin. Auth., Single Family Program Senior                                365              374
 Bonds, 1995 Series C-2, 5.625% 2009
EagleBend Affordable Housing Corp., Multi-family Housing
 Project Rev. Ref. Bonds, Series 1997A:
 5.45% 2002                                                                         100              100
 5.75% 2007                                                                       2,585            2,599
University of Colorado Hospital Auth., Hospital Ref.                              1,000            1,092
 Rev. Bonds, Series 1997A, AMBAC Insured, 5.50% 2007


Connecticut  -  0.51%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds,
 1996 Series A, (Escrowed to Maturity): /2/
 6.25% 2002                                                                         500              519
 6.375% 2004                                                                        995            1,089


Delaware  -  0.65%
Economic Dev. Auth., Pollution Control Ref. Rev. Bonds                            2,000            2,054
 (Delmarva Power & Light Co. Project), Series 2001C,
 AMBAC Insured, 4.90% 2026 (Put 2011) /1/


District of Columbia  -  4.12%
G.O. Ref. Bonds:
 Series 1993D, FGIC Insured:
  5.10% 2002 (Escrowed to Maturity)                                                 932              960
  5.10% 2002                                                                         68               70
 Series 1999, FSA Insured:
  5.50% 2009                                                                      2,555            2,779
  5.50% 2009 (Escrowed to Maturity)                                                 195              214
Fixed Rate Rev. Bonds (National Academy of Sciences                               1,065            1,119
 Project), Series 1999A, AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group,
 Inc. Issue), Series 1997A, MBIA Insured, (Escrowed
 to Maturity):
 6.00% 2006                                                                       1,000            1,109
 6.00% 2007                                                                       1,250            1,399
MedStar Health, Inc. Issue, Multimodal Rev. Bonds
 (Georgetown University Hospital and Washington Hospital
 Center Projects): /1/
 Series 2001B, 6.625% 2031 (Put 2005)                                             2,000            2,089
 Series 2001D, 6.875% 2031 (Put 2007)                                             3,000            3,187


Florida  -  1.78%
Dade County, Resource Recovery Fac. Ref. Rev. Bonds,                              3,500            3,835
 Series 1996, AMT, AMBAC Insured, 6.00% 2006
Lee County Industrial Dev. Auth., Healthcare Facs. Rev.                           1,500            1,512
 Bonds, Series 1999A (Shell Point/Alliance Obligated
 Group, Shell Point Village Project), 5.25% 2005
Meadow Pointe II, Community Dev. Dist. (Pasco County),                              225              226
 Capital Improvement Rev. Bonds, Series 1998A, 5.25% 2003


Hawaii  -  0.68%
Cert. of Part. (Kapolei State Office Building),                                   1,000            1,050
 1998 Series A, AMBAC Insured, 5.00% 2005
Housing and Community Dev. Corp. of Hawaii, Single                                1,000            1,073
 Family Mortgage Purchase Rev. Bonds, Series 2000 A,
 AMT, 5.90% 2008


Idaho  -  0.90%
Housing and Fin. Association, Single Family Mortgage
 Bonds, AMT:
 1998 Series C-2, 5.25% 2011                                                        445              458
 1998 Series E-3, 5.125% 2011                                                       620              636
 1998 Series H, 4.65% 2012                                                        1,135            1,146
 1998 Series I-2, 4.70% 2012                                                        570              574


Illinois  -  7.47%
Health Facs. Auth., Rev. Bonds:
 Series 1997A, (Advocate Health Care Network):
  5.50% 2004                                                                      1,250            1,314
  5.10% 2005                                                                      1,815            1,899
 Series 1998A:
  5.00% 2006 (Escrowed to Maturity)                                                 980            1,043
  5.00% 2006                                                                        750              783
 Series 2000:
  5.25% 2007                                                                      1,000            1,058
  5.30% 2008                                                                      2,000            2,118
 Series 1998 (Centegra Health System), 5.50% 2007                                 2,480            2,579
 Series 1997A (Highland Park Hospital Project),                                   1,490            1,609
 FGIC Insured, 5.50% 2005
 Series 1998 (Northwestern Medical Faculty Foundation,                            1,810            1,935
 Inc.), MBIA Insured,  5.25% 2006
 OSF Healthcare System:
  Series 1993, 5.25% 2001                                                         2,300            2,311
  Series 1999:
   5.25% 2005                                                                       855              891
   5.375% 2006                                                                      900              944
   5.50% 2008                                                                     1,000            1,052
 Series 1997A (Victory Health Services), 5.25% 2004                               1,755            1,808
Housing Dev. Auth., Multi-family Housing Bonds,                                   1,165            1,198
 1992 Series A, 6.55% 2003
City of Chicago, Chicago O'Hare International Airport,                            1,000              915
 Special Facs. Rev. Ref. Bonds (United Air Lines, Inc.
 Project), Series 1999B, AMT, 5.20% 2011


Indiana  -  1.89%
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
 Charity Obligated Group, Series 1999D, 5.50% 2008                                1,000            1,081
 Clarian Health Partners, Inc., Series 1996A,                                     1,000            1,064
 MBIA Insured, 5.25% 2008
Housing Fin. Auth., Multi-family Housing Rev. Bonds                               1,400            1,438
 (Indiana Affordable Housing, Inc.), Series 1999A,
 5.40% 2009
Boone County Hospital Association, Lease Rev. Bonds,                              1,200            1,257
 Series 2001, FGIC Insured, 5.00% 2009
Hospital Auth. of St. Joseph County, Health System                                1,010            1,094
 Bonds (Memorial Health System), Series 1998A,
 MBIA Insured, 5.50% 2008


Iowa  -  0.99%
Fin. Auth., Hospital Facs. Rev. Bonds:
 Series 1998A (Iowa Health System), MBIA Insured,                                 1,895            2,025
 5.25% 2007
 Series 1999 (Mercy Medical Center Project),                                      1,000            1,075
 FSA Insured, 5.30% 2009


Kentucky  -  2.46%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare, Inc.),                              3,000            3,153
 Series 2000A, MBIA Insured, 6.125% 2010
 Hospital System Ref. and Improvement Rev. Bonds,
 (Appalachian Regional Healthcare, Inc. Project),
 Series 1997:
  5.20% 2004                                                                      1,000              943
  5.40% 2006                                                                      1,500            1,371
  5.50% 2007                                                                        465              419
City of Ashland, Pollution Control Ref. Rev. Bonds,                               1,750            1,848
 Series 1999 (Ashland Inc. Project), 5.70% 2009


Louisiana  -  3.51%
Public Facs. Auth., Hospital Rev. and Ref. Bonds                                  4,500            4,856
 (Franciscan Missionaries of Our Lady Health System
 Project), Series 1998A, FSA Insured, 5.50% 2006
Jefferson Parish Hospital Service Dist. No. 2, Parish                             1,000            1,053
 of Jefferson, Hospital Rev. Bonds, Series 1998,
 FSA Insured, 5.00% 2005
Plaquemines Port, Harbor and Terminal Dist., Marine                               3,000            3,054
 Terminal Facs. Rev. Ref. Bonds (Electro-Coal Transfer
 Corp. Project), Series 1985 C, 5.00% 2007
Parish of St. Charles, Pollution Control Rev. Ref.                                2,000            2,051
 Bonds (Entergy Louisiana, Inc. Project), Series 1999-C,
 5.35% 2029 (Put 2003) /1/


Maine  -  1.58%
Educational Loan Marketing Corp., Senior Student Loan
 Rev. Bonds, Series 1994A-4, AMT:
 5.95% 2003                                                                       1,000            1,051
 6.05% 2004                                                                       1,500            1,583
Housing Auth., Mortgage Purchase Bonds, 1994 Series E,                              880              894
 6.30% 2002
Student Loan Rev. Ref. Bonds, Series 1992A-1, AMT:
 6.20% 2003                                                                         515              529
 6.30% 2004                                                                         880              904


Maryland  -  0.64%
G.O. Bonds, State and Local Facs. Loan of 2000,                                   1,000            1,101
 Series F, 5.50% 2008
Community Dev. Administration, Dept. of Housing and                                 895              909
 Community Dev., Single Family Program Bonds,
 1994 First Series, 5.70% 2017 (2004) /1/


Massachusetts  -  2.26%
Educational Fncg. Auth., Education Loan Rev. and Ref.                             2,335            2,528
 Bonds, Issue G, Series 2000A, AMT, MBIA Insured,
 5.55% 2008
Industrial Fin. Agcy. Resource Recovery Rev. Ref.                                 1,550            1,575
 Bonds (Ogden Haverhill Project), Series 1998A, AMT,
 5.15% 2007
Port Auth. Special Facs. Rev. Bonds (United Air Lines,                            3,000            2,999
 Inc. Project), Series 1999A, AMT,
 5.75% 2029 (Put 2007) /1/


Michigan  -  8.49%
Hospital Fin. Auth.:
 Rev. and Ref. Bonds:
  The Detroit Medical Center Obligated Group,
 AMBAC Insured:
   Series 1993B, 5.00% 2006                                                       1,000            1,054
   Series 1997A, 5.00% 2006                                                       1,000            1,058
  Genesys Health System Obligated Group,                                          1,375            1,496
 Series 1995A, 7.20% 2003 (Escrowed to Maturity)
  Hackley Hospital Obligated Group, Series 1998A,                                 1,140            1,121
 4.90% 2007
  Henry Ford Health System, Series 1999A, 5.50% 2008                              1,000            1,063
  MidMichigan Obligated Group, Series 1997A, FSA Insured,                         2,775            3,008
 5.50% 2007
  Pontiac Osteopathic, Series 1994A, 5.375% 2006                                  3,695            3,517
  Sinai Hospital of Greater Detroit, Series 1995,                                 2,000            1,988
 6.00% 2008
 Variable Rate Rev. Bonds (Ascension Health
 Credit Group): /1/
  Series 1999B-3, 5.30% 2033 (Put 2006)                                           5,000            5,162
  Series 1999B-4, 5.375% 2033 (Put 2007)                                          2,000            2,067
Housing Dev. Auth., Rental Housing Rev. Bonds,                                    1,200            1,260
 1992 Series A, AMBAC Insured, 6.40% 2005
City of Detroit, G.O. Refunding Bonds (Unlimited Tax):
 Series 1995-A, 6.25% 2004                                                        1,000            1,064
 Series 1995-B, 6.75% 2003                                                        2,000            2,105
City of Flint Hospital Building Auth., Rev. Ref. Bonds                              680              682
 (Hurley Medical Center), Series 1998A, 5.00% 2003


Minnesota  -  0.47%
Housing Fin. Agcy., Single Family Mortgage Bonds,                                 1,475            1,485
 2000 Series H, AMT, 4.25% 2006


Nebraska  -  0.35%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds,                             1,070            1,094
 Series 1991A (Sisters of Charity Health Care Systems,
 Inc.), MBIA Insured, 6.375% 2005


Nevada  -  1.30%
Highway Improvement Rev. (Motor Vehicle Fuel Tax) Bonds,                          2,000            2,124
 Series December 1, 2000A, 5.00% 2009
Housing Division, Single Family Mortgage Bonds,                                     855              876
 1998 Series B-1, 5.20% 2011
City of Henderson, Health Fac. Rev. Bonds (Catholic                               1,050            1,087
 Healthcare West), 1998 Series A, 6.20% 2009


New Jersey  -  0.83%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
 (Fellowship Village Project), Series 1998A:
 5.00% 2006                                                                       1,275            1,263
 5.05% 2007                                                                       1,375            1,351


New Mexico  -  0.16%
Educational Assistance Foundation, Student Loan Rev.                                490              513
 Bonds, Subordinate 1992 Series One-B, AMT, 6.85% 2005


New York  -  7.10%
Dormitory Auth.:
 Center for Nursing & Rehabilitation, Inc.,                                         635              646
 FHA-Insured Mortgage Nursing Home Rev. Bonds,
 Series 1997, 4.75% 2007
 Mental Health Services Facs. Improvement Rev. Bonds,
 Series 1997B:
  6.00% 2007                                                                        995            1,098
  6.00% 2007 (Escrowed to Maturity)                                                   5                6
 Secured Hospital Rev. Ref. Bonds:
  Saint Agnes Hospital, Series 1998A, 4.80% 2006                                  1,000            1,044
  Wyckoff Heights Medical Center, Series 1998H,                                   1,000            1,059
 5.125% 2008
Housing Fin. Agcy., Health Facs. Rev. Bonds (New York                             5,450            5,984
 City), 1996 Series A Ref., 6.00% 2006
Port Auth. of New York and New Jersey, Special Project                            2,000            2,075
 Bonds (Delta Air Lines, Inc. Project), LaGuardia
 Airport Passenger Terminal, Series 1R, 6.95% 2008
Castle Rest Residential Health Care Fac., FHA-Insured                             1,170            1,242
 Mortgage Rev. Bonds,  Series 1997A, 4.875% 2007
Cert. of Part., City University of  New York (John Jay                            1,500            1,659
 College of Criminal Justice Project Ref.), 6.00% 2006
City of New York, G.O. Bonds:
 Fiscal 1997 Series L, MBIA Insured, 5.625% 2007                                  1,000            1,093
 Fiscal 2001 Series B, MBIA Insured:
  4.80% 2008                                                                      2,000            2,094
  4.90% 2009                                                                      1,000            1,051
  5.50% 2010                                                                      1,000            1,092
 Fiscal 2001 Series D, 5.50% 2009                                                 1,000            1,091
 Fiscal 2001 Series F, 5.00% 2010                                                 1,000            1,055


North Carolina  -  5.21%
Eastern Municipal Power Agcy., Power System Rev.
 Bonds, Ref.:
 Series 1993B:
  6.00% 2005 (2003) /1/                                                           1,330            1,387
  6.125% 2009                                                                     1,750            1,888
 Series 1993C, 5.50% 2007                                                         3,550            3,698
Municipal Power Agcy. Number 1, Catawba Electric Rev.
 Bonds, Series 1992:
 5.90% 2003                                                                       1,000            1,028
 6.00% 2004                                                                       3,525            3,681
 6.00% 2005                                                                       1,250            1,303
 MBIA Insured, 6.00% 2010                                                         3,000            3,374


Ohio  -  0.70%
The Student Loan Funding Corp., Cincinnati, Student Loan                          1,000            1,009
 Rev. Bonds, Series 1988B-3, AMT, AMBAC Insured,
 5.125% 2005
County of Knox, Hospital Facs. Ref. Rev. Bonds,                                   1,155            1,179
 Series 1998 (Knox Community Hospital), Asset Guaranty
 Insured, 4.70% 2008


Oklahoma  -  0.76%
Industries Auth., Health System Rev. Ref. Bonds                                   1,300            1,387
 (INTEGRIS Health), Series 1995D, AMBAC Insured,
  5.25% 2006
Trustees of the Tulsa Municipal Airport Trust, Rev.                               1,000            1,007
 Bonds, Ref. Series 2001B, AMT, 5.65% 2035 (Put 2008) /1/


Pennsylvania  -  2.80%
Hospitals and Higher Education Facs. Auth. Of
 Philadelphia, Hospital Rev. Bonds (Jefferson Health
 System), Series 1997 A:
 5.50% 2006                                                                       2,045            2,160
 5.50% 2008                                                                       1,000            1,058
Philadelphia Auth. for Industrial Dev., Airport Rev.                              3,410            3,617
 Bonds (Philadelphia Airport System Project), Series
 1998A, AMT, FGIC Insured, 5.25% 2009
Westmoreland County Indust. Dev. Auth., Variable Rate                             2,000            1,954
 Rev. Bonds (National Waste and Energy Corp.; Valley
 Landfill Expansion Project), Series 1993, AMT,
 5.10% 2018 (Put 2009) /1/


Puerto Rico  -  0.79%
Children's Trust Fund, Tobacco Settlement Asset-Backed                            2,355            2,482
 Bonds, Series 2000, 5.75% 2020


Rhode Island  -  0.43%
Student Loan Auth., Student Loan Rev. Ref. Bonds,                                 1,300            1,338
 Series 1992B, AMT, 6.90% 2003 (2001) /1/

South Carolina  -  0.52%
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds,                                  1,490            1,622
 Series 2000 A-2, AMT, FSA Insured, 5.875% 2009


South Dakota  -  0.87%
Housing Dev. Auth., Homeownership Mortgage Bonds:
 1996 Series A, 5.50% 2010                                                          360              368
 2000 Series H, 5.00% 2009                                                        1,300            1,353
 2001 Series C, 4.55% 2010                                                        1,000            1,003


Tennessee  -  0.34%
Metropolitan Government of Nashville and Davidson County,                         1,000            1,052
 G.O. Multi-Purpose Improvement Bonds, Series 1997A,
 5.125% 2010


Texas  -  11.63%
Board of Regents of the Texas A&M University System,                              2,000            2,111
 Rev. Fncg. System Bonds, 5.10% 2010
Bell County Health Facs. Dev. Corp., Retirement Fac.
 Rev. Bonds (Buckner Retirement Services, Inc. Obligated
 Group Project), Series 1998:
 5.00% 2005                                                                       1,330            1,364
 5.00% 2007                                                                       1,470            1,495
Bexar County, Tax-Exempt Venue Project Rev. Bonds,                                2,000            2,178
 Series 2000, MBIA Insured, 5.50% 2009
Brazos River Auth., Collateralized Pollution Control
 Rev. Ref. Bonds (Texas Utilities Electric Co.
 Project), AMT: /1/
 Series 1994B, 5.40% 2029 (Put 2006)                                              1,000            1,019
 Series 1995B, 5.05% 2030 (Put 2006)                                              3,000            3,033
Fort Worth Independent School Dist. (Tarrant County),                             3,560            3,746
 School Building Unlimited Tax Bonds, Series 2001A,
 5.00% 2011
Fort Worth International Airport Fac. Improvement Corp.,                          2,000            2,084
 American Airlines, Inc., Rev. Ref. Bonds, Series 2000C,
 AMT, American Airlines Insured, 6.15% 2029 (Put 2007) /1/
Harris County Health Facs. Dev. Corp.:
 Hospital Rev. Bonds:
  Memorial Hermann Hospital System Project, Series 1998,                          1,000            1,065
 FSA Insured, 5.25% 2008
  Memorial Hospital System Project, Series 1997A,
 MBIA Insured:
   6.00% 2009                                                                     3,215            3,576
   6.00% 2010                                                                     1,500            1,676
 Hospital Rev. Ref. Bonds, Children's Hospital Project,                           1,000            1,083
 Series 1995, MBIA Insured, 6.00% 2004 (Escrowed
 to Maturity)
 Rev. Bonds (St. Lukes Episcopal Hospital),                                       1,000            1,066
 Series 2001A, 5.50% 2011
Jefferson County, Health Facs. Dev. Corp.,                                        1,000            1,003
Baptist Hospitals of Southeast Texas, FHA-Insured
 Mortgage Rev. Bonds, Series 2001, AMBAC Insured,
 4.50% 2010
City of Houston, Airport System, Subordinate Lien Rev.                            2,500            2,643
 Bonds, Series 1998B, AMT, FGIC Insured, 5.25% 2009
City of San Antonio, Electric and Gas Systems Rev.
 Ref. Bonds:
 Series 1997, 5.30% 2011                                                          3,500            3,692
 Series 1998B, 5.125% 2009                                                        2,455            2,604
Tarrant County, Health Facs. Dev. Corp., Health Resources                         1,000            1,056
 Systems Rev. Bonds, Series 1997A, MBIA Insured,
 5.50% 2007


Utah  -  0.79%
Housing Fin. Agcy. (Federally Insured or Guaranteed
 Mortgage Loans):
 Single Family Mortgage Purchase Ref. Bonds,                                        455              475
 Series 1996, 5.45% 2004
 Single Family Mortgage Bonds, AMT:
  1998 Issue D-2, 5.25% 2012 /1/                                                    315              321
  1998 Issue E-1, 5.25% 2012 /1/                                                    330              337
  1998 Issue F-2, 4.25% 2008                                                      1,335            1,334


Vermont  -  0.84%
Educational and Health Buildings Fncg. Agcy. Hospital                             2,500            2,635
 Rev. Bonds (Medical Center Hospital of Vermont Project),
 Series 1993, FGIC Insured, 5.75% 2007


Virginia  -  1.41%
Housing Dev. Auth., AMT:
 Commonwealth Mortgage Bonds, 2000 Series A-1, 5.55% 2008                         1,175            1,252
 Rental Housing Bonds, 2000 Series D, 5.50% 2008                                  1,070            1,139
Industrial Dev. Auth. of the City of Norfolk, Hospital                            1,000            1,069
 Rev. Bonds (Daughters of Charity National Health System
 DePaul Medical Center), Series 1992A,6.50% 2007 (
Escrowed to Maturity)
Pocahontas Parkway Association, Route 895 Connector                               1,000              975
 Toll Road Rev. Bonds, Senior Current Interest Bonds,
 Series 1998A, 5.25% 2007


Virgin Islands  -  1.57%
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds                             4,765            4,922
 (Matching Fund Loan Notes), Series 1998 A, 5.20% 2010


Washington  -  4.42%
Various Purpose G.O. Bonds, Series 2000B, 6.00% 2010                              1,130            1,271
Health Care Facs. Auth., Weekly Rate Demand Rev.                                  1,000            1,097
 Bonds (Virginia Mason Medical Center), 1997 Series A,
 MBIA Insured, 6.00% 2006
Public Power Supply System, Nuclear Project No. 2 Ref.
 Rev. Bonds:
 Series 1997B, 5.50%  2006                                                        1,000            1,076
 Series 1998A, 5.00%  2005                                                        1,000            1,049
King County, Limited Tax G.O. Bonds (Baseball Stadium),                           3,710            4,058
 1997 Series D, 5.60% 2009
Snohomish County, Limited Tax G.O. Bonds, 2001, 5.00% 2010                        5,015            5,308


Wisconsin  -  1.86%
G.O. Ref. Bonds of 1998, Series 2, 5.00% 2008                                     1,000            1,060
Health and Educational Facs. Auth.:
 Rev. Bonds, Series 1999 (The Monroe Clinic, Inc.),                               1,010              998
 4.60% 2008
 Var. Rate Hospital Rev. Bonds (Charity Obligated Group,                          3,560            3,766
 Daughters of Charity National Health Sys.),
 Series 1997D, 4.90% 2015 (Put 2005) /1/

                                                                                                 298,992



                                                                                    Principal    Market
                                                                                       Amount     Value
                                                                                        (000)     (000)

Short-Term Securities - 4.54%
City of Farmington, New Mexico, Pollution Control Rev.                            1,000            1,000
 Ref. Bonds (Arizona Public Service Co. Four Corners
 Project), 1994 Series A, 2.75% 2024 /3/
City of Houston, Texas, Tax and Rev. Anticipation Notes,                          1,500            1,512
 Series 2001, 3.50% 2002
Jackson County, Mississippi, Pollution Control Ref. Rev.                          1,900            1,900
 Bonds (Chevron U.S.A. Inc. Project), Series 1992,
 2.70% 2023 /3/
State of Kentucky, Asset/Liability Commission, General                            1,000            1,012
 Fund Tax and Rev. Anticipation Notes, 2001 Series A,
 4.00% 2002
Nebraska Hospital Auth. No. 1 of Lancaster County,                                1,300            1,300
 Variable Rate Health Facs. Rev. Bonds (Immanuel Health
 Systems - Williamsburg Project), Series 2000A,
 2.80% 2030 /3/
State of New Mexico, 01-02 Tax and Rev. Anticipation                              2,000            2,025
 Notes, Series 2001, 4.00% 2002
North Carolina Medical Care Commission Variable Rate                              1,400            1,400
 Hospital Rev. Bonds (Pooled Fncg. Project),
 Series 1996A, 2.75% 2016 /3/
State of Texas, Tax and Rev. Anticipation Notes,                                  1,800            1,803
 Series 2000, 5.25% 2001
State of Wyoming, General Fund Tax and Rev. Anticipation                          1,000            1,008
 Notes, Series 2001A, 3.50% 2002
State of Wyoming, Uinta County, Pollution Control Rev.                            1,300            1,300
 Ref. Bonds (AMOCO Project), Series 1998, 2.75% 2026 /3/
                                                                                                  14,260


TOTAL INVESTMENT SECURITIES: (cost: $304,294,000)                                                313,252
Excess of cash and receivables over payables                                                         577

NET ASSETS                                                                                      $313,829

/1/ Valued on the basis of the effective maturity -
 that is, the date at which the
    security is expected to be called or
    refunded by the issuer.
/2/ Purchased in a private placement transaction;
 resale may be limited to qualified
    institutional buyers; resale to public
    may require registration.
/3/ Coupon rate changes periodically; the
 date of the next scheduled
    coupon rate change is considered to
 be the maturity date.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2001                                                        (dollars in      thousands)

Assets:
Investment securities at market
 (cost: $304,294)                                                                          $313,252
Cash                                                                                             70
Receivables for -
 Sales of fund's shares                                                      $3,683
 Interest                                                                     3,715           7,398
                                                                                            320,720
Liabilities:
Payables for -
 Purchases of investments                                                     4,533
 Repurchases of fund's shares                                                 1,801
 Dividends on fund's shares                                                     324
 Management services                                                            101
 Other expenses                                                                 132           6,891
Net Assets at July 31, 2001                                                                $313,829

 Total authorized capital stock - unlimited
   shares, $1.00 par value
 Class A shares:
  Net assets                                                                               $305,786
  Shares outstanding                                                                     20,282,450
  Net asset value per share                                                                  $15.08
 Class B shares:
  Net assets                                                                                 $2,494
  Shares outstanding                                                                        165,404
  Net asset value per share                                                                  $15.08
 Class C shares:
  Net assets                                                                                 $4,009
  Shares outstanding                                                                        265,923
  Net asset value per share                                                                  $15.08
 Class F shares:
  Net assets                                                                                 $1,540
  Shares outstanding                                                                        102,174
  Net asset value per share                                                                  $15.08

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended July 31, 2001                                        (dollars in      thousands)
Investment Income:
Income:
 Interest                                                                                   $13,378

Expenses:
 Management services fee                                                      1,025
 Distribution expenses - Class A                                                807
 Distribution expenses - Class B                                                 14
 Distribution expenses - Class C                                                  6
 Distribution expenses - Class F                                                  1
 Transfer agent fee - Class A                                                    51
 Transfer agent fee - Class B                                                     1
 Administrative services fees - Class C                                           1
 Administrative services fees - Class F                                           1
 Reports to shareholders                                                         55
 Registration statement and prospectus                                          128
 Postage, stationery and supplies                                                12
 Trustees' fees                                                                  19
 Auditing and legal fees                                                         42
 Custodian fee                                                                    5
 Taxes other than federal income tax                                              4
 Other expenses                                                                   6
 Total expenses before reimbursement                                          2,178
  Reimbursement of expenses                                                     127           2,051
Net investment income                                                                        11,327

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                               396
Net unrealized appreciation                                                                  11,802
 Net realized gain and
  unrealized appreciation
  on investments                                                                             12,198
Net Increase in Net Assets Resulting
 from Operations                                                                            $23,525




STATEMENT OF CHANGES IN NET ASSETS                                      (dollars in      thousands)


                                                                      Year ended July 31,
                                                                                2001            2000
Operations:
Net investment income                                                       $11,327         $11,843
Net realized gain (loss) on investments                                         396          (1,337)
Net unrealized appreciation (depreciation)
 on investments                                                              11,802          (2,771)
 Net increase in net assets
  resulting from operations                                                  23,525           7,735
Dividends Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                    (11,306)        (11,848)
 Class B                                                                        (46)             (4)
 Class C                                                                        (17)              -
 Class F                                                                         (5)              -
  Total dividends                                                           (11,374)        (11,852)

Capital Share Transactions:
Proceeds from shares sold                                                   141,223         143,484
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                            8,134           8,453
Cost of shares repurchased                                                 (106,055)       (172,075)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                            43,302         (20,138)
Total Increase (Decrease) in Net Assets                                      55,453         (24,255)

Net Assets:
Beginning of year                                                           258,376         282,631
End of year (including distributions in excess of net
 investmetn income and undistributed net investment
 income: $1 and $46,
 respectively)                                                             $313,829        $258,376


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in fixed-income securities with effective maturities between three and 10 years.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

On August 1, 2001, the fund will begin amortizing discount daily over the expected life of fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the fund on August 1, 2001.

Because the fund determines its required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

Class Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of July 31, 2001, the cost of investment securities for book and federal income tax reporting purposes was $304,294,000. Net unrealized appreciation on investments aggregated $8,958,000; $9,573,000 related to appreciated securities and $615,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 2001. The fund had available at July 31, 2001, a net capital loss carryforward totaling $2,795,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,025,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.30% of the first $60 million of daily net assets and 0.21% of such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% on the fund's monthly gross investment income. For the year ended July 31, 2001, the management services fee was equivalent to an annualized rate of 0.376% of average daily net assets. The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $127,000 for the year ended July 31, 2001.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limits for Class A shares is not exceeded. For the year ended July 31, 2001, aggregate distribution expenses were limited to $807,000, or 0.30% of average daily net assets attributable to Class A shares.

As of July 31, 2001, unreimbursed expenses that remain subject to reimbursement totaled $503,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended July 31, 2001, aggregate distribution expenses were $14,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended July 31, 2001, aggregate distribution expenses were $6,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended July 31, 2001, aggregate distribution expenses were $1,000, or 0.25% of average daily net assets attributable to Class F shares.

As of July 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $86,000.

AFD received $113,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended July 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $52,000 was incurred during the year ended July 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of July 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $8,000.

ADMINISTRATIVE SERVICES FEES <UNDEF> The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended July 31, 2001, total fees under the agreement were $2,000. As of July 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1994, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of July 31, 2001, the cumulative amount of these liabilities was $33,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities of $94,436,000 and $55,575,000, respectively, during the year ended July 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank.

For the year ended July 31, 2001, the custodian fee of $5,000 includes $4,000 that was paid by these credits rather than in cash.

As of July 31, 2001, net assets consisted of the following:

see excel S:\Template\capitalshr transactions
Capital share transactions in the fund were as follows:

                                                                    (dollars in thousands)
Capital paid in on shares of beneficial interest                                     $307,667
Distributions in excess of net investment income                                           (1)
Accumulated net realized loss                                                          (2,795)
Net unrealized appreciation                                                             8,958
Net assets                                                                           $313,829


                                                                 Year ended July 31, 2001
                                                               Amount (000)           Shares
Class A Shares:
  Sold                                                           $  132,019        8,952,431
  Reinvestment of dividends and distributions                         8,078          547,212
  Repurchased                                                      (104,121)      (7,077,728)
   Net increase (decrease) in Class A                                35,976        2,421,915
Class B Shares: /1/
  Sold                                                                3,709          251,676
  Reinvestment of dividends and distributions                            40            2,738
  Repurchased                                                        (1,921)        (130,017)
   Net increase  in Class B                                           1,828          124,397
Class C Shares: /2/
  Sold                                                                3,959          265,097
  Reinvestment of dividends and distributions                            12              829
  Repurchased                                                           -                 (3)
   Net increase  in Class C                                           3,971          265,923
Class F Shares: /2/
  Sold                                                                1,536          102,759
  Reinvestment of dividends and distributions                             4              310
  Repurchased                                                           (13)            (895)
   Net increase in Class F                                            1,527          102,174
Total net increase (decrease) in fund                            $   43,302        2,914,409



                                                                 Year ended July 31, 2000
                                                               Amount (000)           Shares
Class A Shares:
  Sold                                                           $  142,783        9,945,084
  Reinvestment of dividends and distributions                         8,450          589,816
  Repurchased                                                      (171,956)     (12,004,361)
   Net increase (decrease) in Class A                               (20,723)      (1,469,461)
Class B Shares: /1/
  Sold                                                                  701           49,100
  Reinvestment of dividends and distributions                             3              232
  Repurchased                                                          (119)          (8,325)
   Net increase  in Class B                                             585           41,007
Class C Shares: /2/
  Sold                                                                  -                -
  Reinvestment of dividends and distributions                           -                -
  Repurchased                                                           -                -
   Net increase  in Class C                                             -                -
Class F Shares: /2/
  Sold                                                                  -                -
  Reinvestment of dividends and distributions                           -                -
  Repurchased                                                           -                -
   Net increase in Class F                                              -                -
Total net increase (decrease) in fund                            $  (20,138)      (1,428,454)


/1/ Class B shares were not offered
 before March 15, 2000.
/2/ Class C and Class F shares were
 not offered before March 15, 2001.


Per-Share Data and Ratios

                                                                Class A       Class A   Class A
                                                                   Year     ended      July 31,
                                                                    2001          2000      1999
Net Asset Value, Beginning of Year                               $14.43        $14.62    $14.85

 Income from Investment Operations :
  Net investment income                                         .62 /1/       .73 /1/       .61

  Net gains/(losses) on securities (both                        .65 /1/     (.30) /1/      (.23)
    realized and unrealized)

   Total from investment operations                                1.27           .43       .38

 Less Distributions :
  Dividends (from net investment income)                           (.62)         (.62)     (.61)

   Total distributions                                             (.62)         (.62)     (.61)

Net Asset Value, End of Year                                     $15.08        $14.43    $14.62

Total Return /2/                                                   8.99%         3.09%     2.59%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                             $306          $258      $283

 Ratio of expenses to average net assets /4/                        .75%          .75%      .75%

 Ratio of net income to average net assets                         4.18%         5.08%     4.12%



                                                                Class A       Class A
                                                             Year ended      July 31,
                                                                    1998          1997
Net Asset Value, Beginning of Year                               $14.79        $14.36

 Income from Investment Operations :
  Net investment income                                             .66           .68

  Net gains/(losses) on securities (both                            .06           .43
    realized and unrealized)

   Total from investment operations                                 .72          1.11

 Less Distributions :
  Dividends (from net investment income)                           (.66)         (.68)

   Total distributions                                             (.66)         (.68)

Net Asset Value, End of Year                                     $14.85        $14.79

Total Return /2/                                                   4.95%         7.96%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                             $227          $203

 Ratio of expenses to average net assets /4/                        .75%          .75%

 Ratio of net income to average net assets                         4.40%         4.70%


                                                                Class B       Class B
                                                             Year ended   March 15 to
                                                               July 31,      July 31,
                                                                   2001      2000 /3/
Net Asset Value, Beginning of Period                             $14.43        $14.27

 Income from Investment Operations :
  Net investment income /1/                                         .48           .24

  Net gains/(losses) on securities (both                            .69           .13
     realized and unrealized) /1/
   Total from investment operations                                1.17           .37

 Less Distributions :
  Dividends (from net investment income)                           (.52)         (.21)

   Total distributions                                             (.52)         (.21)

Net Asset Value, End of Period                                   $15.08        $14.43

Total Return /2/                                                   8.24%         2.59%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $2            $1

 Ratio of expenses to average net assets                      1.59% /4/      .61% /4/

 Ratio of net income to average net assets                         3.24%         1.84%


                                                                Class C       Class F
                                                            March 15 to   March 15 to
                                                               July 31,      July 31,
                                                               2001 /3/      2001 /3/
Net Asset Value, Beginning of Period                             $14.92        $14.92

 Income from Investment Operations :
  Net investment income /1/                                         .15           .16

  Net gains/(losses) on securities (both                            .17           .19
     realized and unrealized) /1/
   Total from investment operations                                 .32           .35

 Less Distributions :
  Dividends (from net investment income)                           (.16)         (.19)

   Total distributions                                             (.16)         (.19)

Net Asset Value, End of Period                                   $15.08        $15.08

Total Return /2/                                                   2.14%         2.34%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $4            $2

 Ratio of expenses to average net assets                            .75%          .60%

 Ratio of net income to average net assets                         1.05%         1.18%


Supplemental Data - All Classes
                                                                   Year     ended      July 31,
                                                                    2001          2000      1999
Portfolio turnover rate                                           21.42%        34.38%    17.00%

                                                             Year ended July 31,
                                                                    1998          1997
Portfolio turnover rate                                           34.07%        31.89%


/1/ Based on average shares outstanding.

/2/ Total returns exclude all sales charges, including contingent deferred sales charges.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year.

/4/ Had CRMC not waived management services fees, the fund's expense ratio would have been 0.80%, 0.81%, 0.77%, 0.83%, and 0.83% for the fiscal years ended 2001, 2000, 1999, 1998, and 1997, respectively,for Class A and 1.60% and 0.71% for the fiscal year ended 2001 and 2000, repesctively, for Class B.


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
August 31, 2001


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. 99.99% of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


SHARE RESULTS: CLASS B, CLASS C AND CLASS F

Average annual compound returns for periods             ONE         LIFE OF
ended June 30, 2001 (the most recent calendar           YEAR        CLASS*
quarter):

CLASS B SHARES

  Reflecting applicable contingent deferred             +3.23%      +4.49%
  sales charge (CDSC), maximum of 5%, payable
  only if shares are sold

  Not reflecting CDSC                                   +8.23%      +7.53%


CLASS C AND CLASS F SHARES
 Results with contingent deferred sales charge for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.


BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author;
former U.S. Ambassador to Spain; former
Vice Chairman, Knight-Ridder, Inc.;
former Chairman and Publisher,
The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior
living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation (architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

BRENDA S. ELLERIN
Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research
Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, California 92799-5065

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are several ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were .84% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2001, this report must be accompanied by an American Funds quarterly statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA WG/PNL/5242
Lit. No. LTEX-011-0901